UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 15, 2021

INSULET CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33462	04-3523891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Nagog Park

Acton, Massachusetts 01720

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 600-7000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	PODD	The NASDAQ Stock Market, LLC

Item 3.02	Unregistered Sales of Equity Securities.

Insulet Corporation (the “Company” or “Insulet”) previously entered into separate and privately negotiated agreements with certain holders (the “Holders”) of the Company’s outstanding 1.375% Convertible Senior Notes due 2024 (the “Notes”) pursuant to which the Company agreed to repurchase $370,374,000 aggregate principal amount of the Notes (each such transaction, a “Note Repurchase Transaction”) for consideration negotiated separately and privately with each Holder comprised of cash and/or common stock of the Company, par value $0.001 per share (“Common Stock”). The Note Repurchase Transactions closed on June 15, 2021 pursuant to separate and privately negotiated agreements with the Holders, and in connection therewith, the Company paid approximately $459.7 million in cash and delivered 2,241,847 shares of Common Stock (the “Exchange Shares”) in the aggregate for all such Note Repurchase Transactions. The Exchange Shares were issued pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including Section 3(a)(9) of the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall it constitute an offer to sell, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. These securities have not been registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

INSULET CORPORATION

/s/ John W. Kapples
June 15, 2021	By:	John W. Kapples
Senior Vice President, General Counsel and Secretary